Exhibit 99.5

RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Gold [2]
OPERATOR, PROPERTY AND ROYALTY [3]	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]						PRODUCTION
				Measured		Indicated		Inferred		ESTIMATES [11]
	Tons of Ore	Average Gold Grade	Gold Contained Ozs [10]	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)	Ounces
United States
Bald Mountain
Barrick 1.75 - 2.5% NSR [12]	18.80	0.025	0.478	81.18	0.021	0.00	0.000	0.00	0.000	34,000
Cortez (Pipeline)
Barrick
GSR1 0.40 - 5.0% GSR [13]	29.96	0.030	0.896	4.16	0.024	44.30	0.021	4.25	0.017	125,000 [14]
GSR2 0.40 - 5.0% GSR [13]	104.47	0.035	3.617	1.01	0.016	10.56	0.014	3.15	0.014	151,000 [14]
SR3 0.71% GSR [15]	50.57	0.026	1.304	5.05	0.023	52.82	0.020	5.19	0.017	276,000 [14]
NVR1 1.01% NVR [15]	29.17	0.030	0.874	3.32	0.017	34.37	0.016	2.16	0.014	228,000 [14]
NVR1C 0.62% NVR [15]	83.86	0.038	3.209	0.12	0.016	2.04	0.011	2.22	0.013	0
Gold Hill [16]
Kinross/Barrick 1.0% - 2.0% NSR [17,18]	24.61	0.015	0.371	10.70	0.013	0.00	0.000	0.44	0.009	49,500
0.6% - 0.9% NSR (M-ACE) [17,18]
Goldstrike (SJ Claims)
Barrick 0.9% NSR	45.85	0.099	4.548	0.13	0.052	0.04	0.032	0.27	0.070	335,000 [19]
Leeville
Newmont 1.8% NSR	6.03	0.214	1.291	0.00	0.000	0.06	0.271	0.72	0.238	113,000

Page 1	5/1/2014

RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Gold — continued [2]
OPERATOR, PROPERTY AND ROYALTY [3]	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]						PRODUCTION
				Measured		Indicated		Inferred		ESTIMATES [11]
	Tons of Ore	Average Gold Grade	Gold Contained Ozs [10]	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)	Ounces
United States (cont.)
Marigold
Silver Standard 2.0% NSR	238.35	0.015	3.518	0.00	0.000	0.00	0.000	0.00	0.000	Not Reported [20]
Pinson (DEV)
Atna Resources Cordillleran - 3.0% NSR [21,22] Rayrock - 2.94% NSR [21,23]	1.75	0.369	0.645	21.77	0.043	4.87	0.097	3.06	0.286	0
Robinson[24]
KGHM 3.0% NSR	143.09	0.006	0.812	372.81	0.005	249.85	0.005	72.14	0.004	Not Reported
Ruby Hill
Barrick 3.0% NSR	4.96	0.028	0.140	2.46	0.026	175.97	0.020	18.34	0.040	28,800
Soledad Mountain (DEV)
Golden Queen 3.0% NSR [25]	66.75	0.018	1.233	9.15	0.023	83.34	0.012	14.52	0.011	N.A.
Twin Creeks
Newmont 2.0% GV	1.69	0.107	0.181	0.00	0.000	0.00	0.000	0.00	0.000	15,400
Wharf
Goldcorp 0.0% - 2.0% NSR [26]	19.63	0.022	0.432	0.00	0.000	0.00	0.000	0.00	0.000	60,000 - 65,000

Page 2	5/1/2014

RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Gold — continued [2]
OPERATOR, PROPERTY AND ROYALTY [3]	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]						PRODUCTION
				Measured		Indicated		Inferred		ESTIMATES [11]
	Tons of Ore	Average Gold Grade	Gold Contained Ozs [10]	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)	Ounces
Canada
Back River (DEV)
Sabina Gold & Silver
George Lake 2.35% NSR [27]	1.40	0.145	0.203	0.00	0.000	3.64	0.208	4.98	0.211	N.A.
Goose Lake 1.94576% NSR [28]	15.12	0.168	2.537	0.31	0.088	5.59	0.185	3.05	0.271
Canadian Malartic
Osisko 1.0% - 1.5% NSR [29]	128.81	0.030	3.879	1.46	0.019	13.05	0.021	10.33	0.018	344,000 [30]
Holt
St Andrew Goldfields 0.00013 x gold price	3.42	0.138	0.473	4.00	0.112	2.36	0.123	1.21	0.149	66,000 [31]
Kutcho Creek (DEV)
Capstone Mining 2.0% NSR	11.51	0.011	0.124	0.00	0.000	0.92	0.019	1.20	0.010	N.A.
Mt. Milligan
Thompson Creek 52.25% of payable gold [32]	526.31	0.011	5.950	66.94	0.006	182.41	0.006	23.05	0.006	165,000 - 175,000
Pine Cove (DEV)
Anaconda Mining 7.5% NPI	2.90	0.060	0.175	0.00	0.000	0.00	0.000	0.28	0.062	0
Schaft Creek (DEV)
Copper Fox/Teck 3.5% NPI	1,037.05	0.006	5.775	12.36	0.005	304.83	0.005	658.29	0.005	N.A.
Tulsequah Chief (DEV)
Chieftain Metals 12.5% of payable gold [33,34]	7.11	0.067	0.477	0.00	0.000	0.33	0.132	0.22	0.053	N.A.

Page 3	5/1/2014

RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Gold — continued [2]
OPERATOR, PROPERTY AND ROYALTY [3]	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]						PRODUCTION
				Measured		Indicated		Inferred		ESTIMATES [11]
	Tons of Ore	Average Gold Grade	Gold Contained Ozs [10]	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)	Ounces
Canada (cont.)
Williams
Barrick 0.97% NSR	12.55	0.066	0.833	0.16	0.087	31.90	0.036	1.78	0.109	Not Reported
Wolverine
Yukon Zinc 0.0 - 9.445% NSR [35]	4.14	0.047	0.193	0.00	0.000	0.43	0.118	1.80	0.046	Not Reported
Mexico
Dolores
Pan American Silver 3.25% NSR	75.62	0.023	1.752	2.65	0.015	9.92	0.028	11.79	0.028	64,000 - 68,000
Mulatos
Alamos 1.0 - 5.0% NSR [36]	33.94	0.034	1.140	79.56	0.031	0.00	0.000	11.68	0.027	150,000 - 170,000
Peñasquito [37]
Goldcorp
2.0% NSR (Oxide)	92.00	0.011	0.990	0.25	0.005	4.22	0.005	1.92	0.004	530,000 - 560,000 [38]
2.0% NSR (Sulfide)	584.19	0.018	10.620	35.53	0.007	273.79	0.008	44.96	0.005
Central and South America
Andacollo
Teck 75% NSR [39]	525.35	0.003	1.797	10.22	0.003	110.40	0.003	100.6	0.003	38,500 [38]
Don Mario
Orvana 3.0% NSR	2.20	0.033	0.073	2.21	0.056	0.00	0.000	0.04	0.066	15,000 - 18,000 [38,40]

Page 4	5/1/2014

RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Gold — continued [2]
OPERATOR, PROPERTY AND ROYALTY [3]	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]						PRODUCTION
				Measured		Indicated		Inferred		ESTIMATES [11]
	Tons of Ore	Average Gold Grade	Gold Contained Ozs [10]	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)	Ounces
Central and South America (cont.)
Don Nicolas (DEV)
Minera IRL 2.0% NSR	1.33	0.148	0.196	0.15	0.103	4.72	0.036	3.38	0.043	N.A.
El Limon
B2Gold 3.0% NSR	1.97	0.147	0.289	0.00	0.000	1.33	0.119	1.42	0.150	62,000 - 70,000
El Morro (DEV)
Goldcorp/New Gold 1.4% NSR [41]	212.36	0.014	2.884	1.84	0.014	9.12	0.011	223.07	0.007	N.A.
El Toqui
Nyrstar 0.0% - 3.0% NSR [42]	4.35	0.053	0.229	0.94	0.038	2.99	0.022	4.07	0.022	Not Reported
Mara Rosa (DEV)
Amarillo Gold 1.0% NSR	18.87	0.050	0.946	0.11	0.176	4.02	0.052	4.00	0.039	N.A.
Pascua-Lama (DEV) [43]
Barrick 0.78% - 5.23% NSR [44]	320.65	0.046	14.680	18.14	0.030	159.66	0.025	21.04	0.033	N.A.
Australia
Celtic/Wonder North (DEV)
SR Mining 1.5% NSR	1.51	0.064	0.097	1.10	0.060	8.86	0.060	5.78	0.047	N.A.
Balcooma (DEV)
Snow Peak Mining 1.5% NSR	0.76	0.002	0.001	0.60	0.001	0.77	0.009	0.64	0.012	N.A.

Page 5	5/1/2014

RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Gold — continued [2]
OPERATOR, PROPERTY AND ROYALTY [3]	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]						PRODUCTION
				Measured		Indicated		Inferred		ESTIMATES [11]
	Tons of Ore	Average Gold Grade	Gold Contained Ozs [10]	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)	Ounces
Australia (cont.)
Gwalia Deeps
St Barbara 1.5% NSR	10.08	0.204	2.060	4.25	0.156	6.17	0.228	2.19	0.181	180,000 - 195,000 [45]
King of the Hills
St Barbara 1.5% NSR	0.55	0.124	0.068	0.00	0.000	0.99	0.226	0.5	0.172	55,000 - 60,000 [45]
Kundip (DEV)
Silver Lake Resources 1.0 - 1.5% GSR [46]	3.10	0.099	0.307	0.00	0.000	1.74	0.100	5.02	0.061	N.A.
Meekatharra (Nannine) (DEV)
Reed Resources 1.5% NSR	0.42	0.051	0.021	0.00	0.000	0.67	0.046	0.27	0.047	N.A.
Meekatharra (Paddy's Flat) (DEV)
Reed Resources 1.5% NSR A$10 per gold ounce produced [47]	7.25	0.062	0.451	0.00	0.000	27.81	0.046	14.76	0.045	N.A.
Meekatharra (Reedys) (DEV)
Reed Resources 1.5% NSR 1.5% - 2.5% NSR [48] 1.0% NSR [48]	1.37	0.083	0.114	0.00	0.000	3.02	0.092	4.36	0.077	N.A.
Meekatharra (Yaloginda)
Reed Resources 0.45% NSR	2.03	0.048	0.097	0.00	0.000	4.29	0.055	0.82	0.083	N.A.

Page 6	5/1/2014

RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Gold — continued [2]
OPERATOR, PROPERTY AND ROYALTY [3]	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]						PRODUCTION
				Measured		Indicated		Inferred		ESTIMATES [11]
	Tons of Ore	Average Gold Grade	Gold Contained Ozs [10]	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)	Ounces
Australia (cont.)
Red Dam (DEV)
Phoenix Gold 2.5% GSR	1.76	0.063	0.111	0.00	0.000	0.95	0.048	2.23	0.047	N.A.
South Laverton
Saracen 1.5% NSR	14.14	0.053	0.747	0.00	0.000	40.98	0.043	17.02	0.045	120,000 - 130,000 [45]
Southern Cross (DEV)
China Hanking Holdings 1.5% NSR	1.58	0.075	0.119	0.31	0.090	11.09	0.107	9.72	0.110	N.A.
West Africa
Inata
Avocet 2.5% GSR	7.72	0.064	0.491	34.39	0.047	54.56	0.040	56	0.041	Not Reported
Taparko
Nord Gold 2.0% GSR [49]	9.55	0.074	0.703	0.00	0.000	8.86	0.052	9.59	0.044	120,000

Page 7	5/1/2014

RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Silver [50]
OPERATOR, PROPERTY AND ROYALTY [3]	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]						PRODUCTION
				Measured		Indicated		Inferred		ESTIMATES [11]
	Tons of Ore	Average Silver Grade	Silver Contained Ozs [10]	Tons	Average Silver Grade	Tons	Average Silver Grade	Tons	Average Silver Grade	Ounces
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)	(M)
United States
Gold Hill [16]
Kinross/Barrick 1.0% - 2.0% NSR [17,18]	24.61	0.211	5.203	10.70	0.192	0.00	0.000	0.44	0.088
0.6% - 0.9% NSR (M-ACE) [17,18]										76,000
Soledad Mountain (DEV)
Golden Queen 3.0% NSR [25]	66.75	0.336	22.396	9.15	0.322	83.34	0.219	14.52	0.230	N.A.
Troy
Revett 3.0% GSR	16.57	1.036	17.160	48.37	1.336	5.19	1.050	1.50	0.710	Not Reported
Canada
Kutcho Creek (DEV)
Capstone Mining 2.0% NSR	11.51	1.009	11.618	0.00	0.000	0.92	1.829	1.20	0.895	N.A.
Schaft Creek (DEV)
Copper Fox/Teck 3.5% NPI	1,037.05	0.050	51.895	12.36	0.043	304.83	0.047	658.29	0.048	N.A.
Tulsequah Chief (DEV)
Chieftain Metals 22.5% of payable silver [51,52]	7.11	2.374	16.870	0.00	0.000	0.33	4.720	0.22	1.808	N.A.
Wolverine
Yukon Zinc 0.0% - 9.445% NSR [35]	4.14	9.546	39.475	0.00	0.000	0.43	24.062	1.80	10.733	Not Reported

Page 8	5/1/2014

RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Silver — continued [50]
OPERATOR, PROPERTY AND ROYALTY [3]	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]						PRODUCTION
				Measured		Indicated		Inferred		ESTIMATES [11]
	Tons of Ore	Average Silver Grade	Silver Contained Ozs [10]	Tons	Average Silver Grade	Tons	Average Silver Grade	Tons	Average Silver Grade	Ounces
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)	(M)
Mexico
Dolores
Pan American Silver 2.0% NSR	75.62	0.960	72.600	2.65	0.945	9.92	0.927	11.79	1.128	3.60 - 3.85
Peñasquito [37]
Goldcorp				`
2.0% NSR (Oxide)	92.00	0.836	76.940	0.25	0.325	4.22	0.462	1.92	0.423	22 - 25 [38]
2.0% NSR (Sulfide)	584.19	0.905	528.330	35.53	0.686	273.79	0.899	44.96	0.899
Central and South America
Don Mario
Orvana 3.0% NSR	2.20	1.016	2.238	2.21	1.318	0.00	0.000	0.04	3.023	0.70 - 0.75 [38,40]
Don Nicolas (DEV)
Minera IRL 2.0% NSR	1.33	0.302	0.401	0.15	0.412	4.72	0.145	3.38	0.103	N.A.
El Toqui
Nyrstar 0.0 - 3.0% NSR [42]	4.35	0.315	1.369	0.94	0.376	2.99	0.601	4.07	0.507	Not Reported
Australia
Balcooma (DEV)
Snow Peak Mining 1.5% NSR	0.76	0.498	0.380	0.60	0.382	0.77	0.793	0.64	0.987	N.A.

Page 9	5/1/2014

RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Base Metals
OPERATOR, PROPERTY AND ROYALTY [3]	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]						PRODUCTION
				Measured		Indicated		Inferred		ESTIMATES [11]
	Tons of Ore	Average Base Metal Grade	Base Metal Contained Lbs [10]	Tons	Average Base Metal Grade	Ton	Average Base Metal Grade	Tons	Average Base Metal Grade	Pounds
	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)	(M)
COPPER [53]
United States
Johnson Camp
Nord Resources 2.5% NSR	111.20	0.29%	656.000	0.00	0.00%	0.00	0.00%	0.00	0.00%	N.A.
Robinson [24]
KGHM 3.0% NSR	143.09	0.46%	1329.473	372.81	0.37%	249.85	0.33%	72.14	0.27%	Not Reported
Troy
Revett 3.0% GSR	16.57	0.36%	120.920	48.37	0.66%	5.19	0.40%	1.50	0.30%	Not Reported
Canada
Caber (DEV)
Nyrstar 1.0% NSR	0.68	0.84%	11.355	0.00	0.00%	0.00	0.00%	3.07	1.63%	N.A.
Kutcho Creek (DEV)
Capstone Mining 2.0% NSR	11.51	2.01%	462.678	0.00	0.00%	0.92	4.43%	1.20	1.74%	N.A.
Shaft Creek (DEV)
Copper Fox/Teck 3.5% NPI	1,037.05	0.27%	5630.715	12.36	0.31%	304.83	0.23%	658.29	0.22%	N.A.
Voisey's Bay [54]
Vale 2.7% NSR	18.96	1.34%	507.592	0.00	0.00%	43.53	0.89%	6.72	0.98%	Not Reported

Page 10	5/1/2014

RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Base Metals — continued
OPERATOR, PROPERTY AND ROYALTY [3]	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]						PRODUCTION
				Measured		Indicated		Inferred		ESTIMATES [11]
	Tons of Ore	Average Base Metal Grade	Base Metal Contained Lbs [10]	Tons	Average Base Metal Grade	Ton	Average Base Metal Grade	Tons	Average Base Metal Grade	Pounds
	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)	(M)
COPPER (cont.) [53]
Central and South America
Don Mario
Orvana 3.0% NSR	2.20	1.19%	52.407	2.21	1.77%	0.00	0.00%	0.04	2.60%	12 - 14 [36,38]
El Morro (DEV)
Goldcorp/New Gold 1.4% NSR [41]	212.36	0.49%	2094.000	1.84	0.57%	9.12	1.18%	223.07	0.35%	N.A.
Pascua-Lama (DEV)
Barrick 1.05% NSR [55]	320.65	0.09%	548.177	0.00	0.00%	0.00	0.00%	0.00	0.00%	N.A.
Australia
Balcooma (DEV)
Snow Peak Mining 1.5% NSR	0.76	2.13%	32.466	0.60	3.00%	0.77	1.30%	0.64	1.46%	N.A.
Europe
Las Cruces
First Quantum 1.5% NSR	14.41	5.27%	1520.218	0.00	0.00%	0.00	0.00%	42.64	1.10%	152 - 159 [56]
LEAD [57]
Mexico
Peñasquito
Goldcorp
2.0% NSR (Sulfide)	584.19	0.28%	3688.000	35.53	0.27%	273.79	0.31%	44.96	0.18%	135 - 145 [38]

Page 11	5/1/2014

RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Base Metals — continued
OPERATOR, PROPERTY AND ROYALTY [3]	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]						PRODUCTION
				Measured		Indicated		Inferred		ESTIMATES [11]
	Tons of Ore	Average Base Metal Grade	Base Metal Contained Lbs [10]	Tons	Average Base Metal Grade	Ton	Average Base Metal Grade	Tons	Average Base Metal Grade	Pounds
	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)	(M)
LEAD (cont.) [57]
Central and South America
El Toqui
Nyrstar 0.0 - 3.0% NSR [42]	4.35	0.32%	27.481	0.94	0.28%	2.99	0.43%	4.07	0.41%	Not Reported
Australia
Balcooma (DEV)
Snow Peak Mining 1.5% NSR	0.76	0.52%	7.879	0.60	0.10%	0.77	2.40%	0.64	1.93%	N.A.
ZINC [58]
Canada
Caber (DEV)
Nyrstar 1.0% NSR	0.68	8.58%	116.036	0.00	0.00%	0.00	0.00%	3.07	3.14%	N.A.
Kutcho Creek (DEV)
Capstone Mining 2.0% NSR	11.51	3.19%	734.300	0.00	0.00%	0.92	4.40%	1.20	2.04%	N.A.
Mexico
Peñasquito
Goldcorp
2.0% NSR (Sulfide)	584.19	0.69%	8959.000	35.53	0.67%	273.79	1.05%	44.96	0.38%	315 - 325 [38]
Central and South America
El Toqui
Nyrstar 0.0 - 3.0% NSR [42]	4.35	6.15%	535.207	0.94	7.22%	2.99	4.88%	4.07	4.26%	Not Reported

Page 12	5/1/2014

RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Base Metals — continued
OPERATOR, PROPERTY AND ROYALTY [3]	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]						PRODUCTION
				Measured		Indicated		Inferred		ESTIMATES [11]
	Tons of Ore	Average Base Metal Grade	Base Metal Contained Lbs [10]	Tons	Average Base Metal Grade	Ton	Average Base Metal Grade	Tons	Average Base Metal Grade	Pounds
	(M)	(%)	(M)	(M)	(opt)	(M)	(%)	(M)	(%)	(M)
ZINC (cont.) [58]
Australia
Balcooma (DEV)
Snow Peak Mining 1.5% NSR	0.76	1.92%	29.274	0.60	0.30%	0.77	7.20%	0.64	4.51%	N.A.
NICKEL [59]
Canada
Voisey's Bay [54]
Vale 2.7% NSR	18.96	2.38%	902.220	0.00	0.00%	43.53	1.89%	6.72	2.29%	Not Reported
COBALT [60]
Canada
Voisey's Bay [54]
Vale 2.7% NSR	18.96	0.11%	42.241	0.00	0.00%	43.53	0.11%	6.72	0.15%	Not Reported
MOLYBDENUM [61]
Canada
Schaft Creek (DEV)
Copper Fox/Teck 3.5% NPI	1,037.05	0.02%	373.340	12.36	0.01%	304.83	0.01%	658.29	0.02%	N.A.

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RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Footnotes

[1]	Reserves have been reported by the operators of record as of December 31, 2013, with the exception of the following properties: Schaft Creek and Williams – December 31, 2012; Soledad – September 6, 2012; Southern Cross – June 30, 2012; Pinson – May 18, 2012; Tulsequah Chief – March 15, 2012; Don Nicolas, Johnson Camp, Pascua-Lama, Robinson and Wolverine – December 31, 2011; Mara Rosa – October 28, 2011; Balcooma – June 30, 2011; Kutcho Creek – February 15, 2011; Pine Cove – June 30, 2010; and Caber – July 18, 2007.

[2]	Gold reserves were calculated by the operators at the following per ounce prices: $1,500 – Williams; $1,450 – Kundip; A$1,400 – Celtic/Wonder North, South Laverton and Southern Cross; $1,366 – Schaft Creek; $1,350 – El Limon, El Morro, El Toqui and Tulsequah Chief; $1,310 – Soledad; A$1,310 – Red Dam; $1,300 – Canadian Malartic, Dolores, Holt, Leeville, Peñasquito, Pinson, Twin Creeks and Wharf; A$1,300 – Meekatharra (Nannine, Paddy's Flat; Reedys and Yaloginda); $1,250 – Back River, Martha, Mulatos and Taparko; A$1,250 - Gwalia Deeps and King of the Hills; $1,200 – Gold Hill and Pascua-Lama; $1,100 – Andacollo, Bald Mountain, Cortez, Don Mario, Don Nicolas, Gold Strike, Mara Rosa and Ruby Hill; $1,000 – Robinson; $950 – Inata; $983 – Pine Cove; and $690 – Mt. Milligan. No gold price was reported for Balcooma, Caber, Kutcho Creek, Marigold or Wolverine.

[3]	See royalty definitions on page 20.

[4]	Set forth below are the definitions of proven and probable reserves used by the U.S. Securities and Exchange Commission.

“Reserve” is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.

“Proven (Measured) Reserves” are reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes, and the grade is computed from the results of detailed sampling, and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that the size, shape, depth and mineral content of the reserves are well established.

“Probable (Indicated) Reserves” are reserves for which the quantity and grade are computed from information similar to that used for proven (measured) reserves, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced. The degree of assurance of probable (indicated) reserves, although lower than that for proven (measured) reserves, is high enough to assume geological continuity between points of observation.

[5]	Royal Gold has disclosed a number of reserve estimates that are provided by operators that are foreign issuers and are not based on the U.S. Securities and Exchange Commission's definitions for proven and probable reserves. For Canadian issuers, definitions of "mineral reserve," "proven mineral reserve," and "probable mineral reserve" conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of these terms as of the effective date of estimation as required by National Instrument 43-101 of the Canadian Securities Administrators. For Australian issuers, definitions of "mineral reserve," "proven mineral reserve," and "probable mineral reserve" conform with the Australasian Code for Reporting of Mineral Resources and Ore Reserves prepared by the Joint Ore Reserves Committee of the Australasian Institute of Mining and Metallurgy, Australian Institute of Geoscientists and Minerals Council of Australia, as amended ("JORC Code"). Royal Gold does not reconcile the reserve estimates provided by the operators with definitions of reserves used by the U.S. Securities and Exchange Commission.

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RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Footnotes (continued)

[6]	The reserves reported are either estimates received from the various operators or are based on documentation material provided to Royal Gold or which is derived from recent publicly-available information from the operators of the various properties or various recent National Instrument 43-101 or JORC Code reports filed by operators. Accordingly, Royal Gold is not able to reconcile the reserve estimates prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission.

[7]	Mineralized material is that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed, and until other economic and technical feasibility factors based upon such work have been resolved. The U.S. Securities and Exchange Commission does not recognize this term. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

[8]	Some of the operators are Canadian and Australian issuers. Canadian and Australian issuers use the terms "mineral resources" and its subcategories "measured," "indicated" and "inferred" mineral resources. For Canadian issuers, the definitions of "mineral resource," "measured mineral resource," "indicated mineral resource" and "inferred mineral resource" conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of those terms as of the effective date of estimation, as required by National Instrument 43-101 of the Canadian Securities Administrators. For Australian issuers, the definitions of "mineral resource," "measured mineral resource," "indicated mineral resource" and "inferred mineral resource" conform with the JORC Code. While such terms are recognized and required by Canadian and Australian regulations, the U.S. Securities and Exchange Commission does not recognize them. In each case, the mineralized material reported hereunder are estimates previously disclosed by the relevant operator, without reference to the underlying data used to calculate the estimates. Accordingly, Royal Gold is not able to reconcile the estimates prepared in reliance on National Instrument 43-101 or JORC Code with terms recognized by the U.S. Securities and Exchange Commission. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

[9]	The additional mineralized material reported are either estimates received by the various operators or are based on documentation material provided to Royal Gold or which is derived from recent publicly-available information from the operators of the various properties or various recent National Instrument 43-101 or JORC Code reports filed by operators. Accordingly, Royal Gold is not able to reconcile the resource estimates prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

[10]	“Contained ounces” or “contained pounds” do not take into account recovery losses in mining and processing the ore.

[11]	The estimates and production reports are prepared by the operators of the mining properties. Production estimates represent the portion of the operators' production at the relevant property which is subject to our royalty or stream interests, as reported to us by the operator, unless otherwise noted. Royal Gold does not participate in the preparation or verification of the operators’ estimates or production reports and has not independently assessed or verified the accuracy of such information. Please refer to our cautionary statement regarding forward-looking statements and to the risk factors identified in our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission for information regarding factors that could affect actual results.

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RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Footnotes (continued)

[12]	NSR sliding-scale schedule (price of gold per ounce – royalty rate): Below $375 – 1.75%; >$375 to $400 – 2.0%; >$400 to $425 – 2.25%; >$425 – 2.5%. All price points are stated in 1986 dollars and are subject to adjustment in accordance with a blended index comprised of labor, diesel fuel, industrial commodities and mining machinery.

[13]	GSR sliding-scale schedule (price of gold per ounce – royalty rate): Below $210 – 0.40%; $210 to $229.99 – 0.50%; $230 to $249.99 – 0.75%; $250 to $269.99 – 1.30%; $270 to $309.99 – 2.25%; $310 to $329.99 – 2.60%; $330 to $349.99 – 3.00%; $350 to $369.99 – 3.40%; $370 to $389.99 – $3.75%; $390 to $409.99 – 4.0%; $410 to $429.99 – 4.25%; $430 to $449.99 – 4.50%; $450 to $469.99 – 4.75%; $470 and higher – 5.00%.

[14]	The operator's production guidance is 0.925 - 0.975 million ounces of gold for the entire Cortez project in calendar 2014.

[15]	NVR1 and GSR3 reserves and additional mineralized material are subsets of the reserves and additional mineralized material covered by GSR1 and GSR2.

[16]	The royalty is capped at $10 million. As of March 31, 2014, royalty payments of approximately $1.38 million have been received.

[17]	The 1.0% to 2.0% sliding-scale schedule (price of gold per ounce – royalty rate): Below $350 – 1.0%; > $350 – 2.0%. The 0.6% to 0.9% NSR sliding-scale schedule (price of gold per ounce – royalty rate): Below $300 – 0.6%; $300 to $350 – 0.7%; > $350 to $400 – 0.8%; > $400 – 0.9%. The silver royalty rate is based on the price of gold.

[18]	The 0.6% to 0.9% sliding-scale NSR applies to the M-ACE claims. The operator did not break out reserves or resources subject to the M-ACE claims royalty.

[19]	The operator's production guidance is 0.865 - 0.915 million ounces of gold for the entire project in calendar 2014.

[20]	Silver Standard acquired the Marigold mine on April 4, 2014, and has not yet released production guidance.

[21]	Royalty only applies to Section 29 which currently holds about 95% of the reserves reported for the property.

[22]	An additional Cordilleran royalty applies to a portion of Section 28.

[23]	Additional Rayrock royalties apply to Sections 28, 32 and 33; these royalty rates vary depending on pre-existing royalties. The Rayrock royalties take effect once 200,000 ounces of gold have been produced from open pit mines on the property. As of March 31, 2014, approximately 103,000 ounces have been produced.

[24]	Production estimates reflect payable metal and are subject to third party treatment charges.

[25]	Royalty is capped at $300,000 plus simple interest.

[26]	NSR sliding-scale schedule (price of gold per ounce – royalty rate): $0.00 to under $350 – 0.0%; $350 to under $400 – 0.5%; $400 to under $500 – 1.0%; $500 or higher – 2.0%.

[27]	George Lake royalty applies to production above 800,000 ounces.

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RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Footnotes (continued)

[28]	Goose Lake royalty applies to production above 400,000 ounces.

[29]	NSR sliding-scale schedule (price of gold per ounce – royalty rate): $0.00 to $350 – 1.0%; above $350 – 1.5%.

[30]	The operator's production guidance is 525,000 to 575,000 ounces of gold for the entire project.

[31]	The operator's production guidance is 75,000 - 85,000 ounces for Holt, Holloway and Hislop mines.

[32]	This is a metal stream whereby the purchase price for gold ounces delivered is $435 per ounce, or the prevailing market price of gold, if lower; no inflation adjustment.

[33]	This is a metal stream whereby Royal Gold is entitled to 12.5% of payable gold until 48,000 ounces of payable gold have been delivered; 7.5% thereafter.

[34]	This is a metal stream whereby the purchase price for gold ounces delivered is $450 per ounce on the first 48,000 ounces of gold; $500 per ounce thereafter, or the prevailing market price, if lower.

[35]	Gold royalty rate is based on the price of silver per ounce. NSR sliding-scale schedule (price of silver per ounce – royalty rate): Below $5.00 – 0.0%; $5.00 to $7.50 – 3.778%; >$7.50 – 9.445%.

[36]	The Company’s royalty is subject to a 2.0 million ounce cap on gold production. There have been approximately 1.2 million ounces of cumulative production as of March 31, 2014. NSR sliding-scale schedule (price of gold per ounce – royalty rate): $0.00 to $299.99 – 1.0%; $300 to $324.99 – 1.50%; $325 to $349.99 – 2.0%; $350 to $374.99 – 3.0%; $375 to $399.99 – 4.0%; $400 or higher – 5.0%.

[37]	Operator reports reserves by material type. The sulfide material will be processed by milling. The oxide material will be processed by heap leaching.

[38]	Recovered metal is contained in concentrate and is subject to third party treatment charges and recovery losses.

[39]	The royalty rate is 75% until 910,000 payable ounces of gold have been produced; 50% thereafter. There have been approximately 207,000 cumulative payable ounces produced as of March 31, 2014. Gold is produced as a by-product of copper.

[40]	Production guidance for October 2013 through September 2014.

[41]	The royalty covers approximately 30% of the La Fortuna deposit. Reserves attributable to Royal Gold's royalty represent 3/7 of Goldcorp's reporting of 70% of the total reserve.

[42]	All metals are paid based on zinc prices. NSR sliding-scale schedule (price of zinc per pound – royalty rate): Below $0.50 – 0.0%; $0.50 to below $0.55 – 1.0%; $0.55 to below $0.60 – 2.0%; $0.60 or higher – 3.0%.

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RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Footnotes (continued)

[43]	Royalty applies to all gold production from an area of interest in Chile. Only that portion of the reserves pertaining to our royalty interest in Chile is reflected here. Approximately 20% of the royalty is limited to the first 14.0 million ounces of gold produced from the project. Also, 24% of the royalty can be extended beyond 14.0 million ounces produced for $4.4 million. In addition, a one-time payment totaling $8.4 million will be made if gold prices exceed $600 per ounce for any six-month period within the first 36 months of commercial production.

[44]	NSR sliding-scale schedule (price of gold per ounce - royalty rate): less than or equal to $325 – 0.78%; $400 – 1.57%; $500 – $2.72%; $600 – 3.56%; $700 – 4.39%; greater than or equal to $800 – 5.23%. Royalty is interpolated between lower and upper endpoints.

[45]	Production guidance for July 2013 through June 2014.

[46]	The royalty rate is 1.0% until 250,000 ounces of gold have been recovered; 1.5% thereafter.

[47]	The A$10 per ounce royalty applies on production above 50,000 ounces.

[48]	The 1.5% to 2.5% NSR sliding-scale royalty applies to cumulative production above 300,000 ounces at both the Burnakura and Meekatharra-Reedys properties. Once 300,000 ounces have been produced, the royalty begins paying at a per year rate of 1.5% for the next 75,000 ounces per year produced and at a rate of 2.5% on production above 75,000 ounces per year. Cumulative production is estimated at 271,000 ounces as of December 31, 2013. The 1.0% NSR royalty applies to the Rand area only.

[49]	There is a 0.75% GSR milling royalty that applies to ore that is mined outside of the defined area of the Taparko-Bouroum project that is processed through the Taparko facilities up to a maximum of 1.1 million tons per year.

[50]	Silver reserves were calculated by the operators at the following prices per ounce: $30.00 – Gold Hill; $25.96 – Schaft Creek; $25.06 – Troy; $25.00 – Don Nicolas; $24.05 – Soledad; $24.00 – Peñasquito; $23.00 – El Toqui; $22.00 – Dolores, Peñasquito and Tulsequah Chief; and $20.00 – Don Mario. No silver price was reported for Balcooma, Kutcho Creek or Wolverine.

[51]	This is a metal stream whereby Royal Gold is entitled to 22.5% of payable silver until 2.78 million ounces of payable silver have been delivered; 9.75% thereafter.

[52]	This is a metal stream whereby the purchase price for silver ounces delivered is $5.00 per ounce on the first 2.78 million ounces of silver; $7.50 per ounce thereafter, or the prevailing market price of the metal, if lower.

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Footnotes (continued)

[53]	Copper reserves were calculated by the operators at the following prices per pound: $3.64 – Voisey's Bay; $3.52 – Schaft Creek; $3.32 – Troy; $3.10 – Tulsequah Chief; $3.00 – El Morro; $2.75 – Don Mario, Robinson and Las Cruces; $2.50 – Johnson Camp; $2.00 – Pascua-Lama; and $1.60 – Mt. Milligan. No copper reserve price was reported for Balcooma, Caber or Kutcho Creek.

[54]	Additional mineralized material figures are from December 31, 2005 and have not been updated by the operator.

[55]	Royalty applies to all copper production from an area of interest in Chile. Only that portion of the reserves pertaining to our royalty interest in Chile is reflected here. This royalty will take effect after January 1, 2017.

[56]	First Quantum's guidance for 2014 is 69,000 to 72,000 tonnes of copper, which converts to 152 to 159 million pounds of copper.

[57]	Lead reserve price was calculated by the operators at the following prices per pound: $1.04 – El Toqui; and $0.90 – Peñasquito. No lead reserve price was reported for Balcooma.

[58]	Zinc reserve price was calculated by the operators at the following prices per pound: $1.13 – El Toqui; and $0.90 – Peñasquito. No zinc reserve price was reported for Balcooma, Caber, or Kutcho Creek.

[59]	Nickel reserve price was calculated by the operator at the following price per pound: $8.38 – Voisey's Bay.

[60]	Cobalt reserve price was calculated by the operator at the following price per pound: $13.75 – Voisey's Bay.

[61]	Molybdenum reserve price was calculated by the operator at the following price per pound: $15.30 – Schaft Creek.

NOTE: Not included in the Royalty/Metal Stream Portfolio are Allan, Belcourt, Rambler North, Sega, Skyline and one oil and gas property.

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RoyalGold,Inc	Royalty/Metal Stream Portfolio As of December 31, 2013 [1]

Definitions

The Company’s royalty portfolio contains several different types of royalties or similar interests which are defined as follows:

Contained Gold Returned ("CGR") Royalty: A royalty in which payments are made on the contained ounces in a deposit rather than ounces recovered from metallurgical processing.

Gross Smelter Return (“GSR”) Royalty: A defined percentage of the gross revenue from a resource extraction operation, less, if applicable, certain contract-defined costs paid by or charged to the operator.

Gross Value ("GV") Royalty: A defined percentage of the gross value, revenue or proceeds from a resource extraction operation, without deductions of any kind.

Metal Stream: An agreement that provides, in exchange for an upfront payment, the right to purchase all or a portion of the precious metals produced from a base metal mine, at a price determined for the life of the transaction by the agreement.

Milling Royalty ("MR"): A royalty on ore throughput at a mill.

Net Profits Interest (“NPI”) Royalty: A defined percentage of the gross revenue from a resource extraction operation, after recovery of certain contract-defined pre-production costs, and after deduction of certain contract-defined mining, milling, processing, transportation, administrative, marketing and other costs.

Net Smelter Return (“NSR”) Royalty: A defined percentage of the gross revenue from a resource extraction operation, less a proportionate share of incidental transportation, insurance, refining and smelting costs.

Net Value Royalty (“NVR”): A defined percentage of the gross revenue from a resource extraction operation, less certain contract-defined costs.

Royalty: The right to receive a percentage or other denomination of mineral production from a resource extraction operation.

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